                                                                   Exhibit 99.7

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

     In  connection  with the  accompanying  Quarterly  Report  on Form  10-Q of
Selkirk  Cogen  Funding  Corporation  for the quarter ended June 30, 2002, I, P.
Chrisman Iribe,  President of Selkirk Cogen Funding Corporation,  hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley
Act of 2002, to the best of my knowledge and belief, that:

     (1)  such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the  requirements of section 13(a) or 15(d) of the
          Securities Exchange Act of 1934; and

     (2)  the  information  contained in such Quarterly  Report on Form 10-Q for the  quarter  ended June 30,  2002 fairly  presents,  in all  material respects, the financial condition and results of operations of Selkirk
          Cogen Funding Corporation.

August 14, 2002                               /s/ P. Chrisman Iribe
                                              --------------------
                                              P. Chrisman Iribe
                                              President
                                              Selkirk Cogen Funding Corporation